Filed under Rule 497(e) and Rule 497(k)
Registration No. 033‑52742
SunAmerica Series Trust
SA Goldman Sachs Global Bond Portfolio
(the “Portfolio”)
Supplement dated December 11, 2023 to the Portfolio’s
Summary Prospectus and Prospectus, each dated May 1, 2023
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
At a meeting held on December 6, 2023, the Board of Trustees (the “Board”) of SunAmerica Series Trust approved the termination of Goldman Sachs Asset Management International (“Goldman”) as the subadviser to the Portfolio and approved the appointment of Pacific Investment Management Company, LLC (“PIMCO”) as the subadviser to the Portfolio. The Board also approved a change in the Portfolio’s name to the “SA PIMCO Global Bond Opportunities Portfolio” along with certain changes to the Portfolio’s objective and principal investment strategies, including changes to its 80% investment policy. In addition, Portfolio management has determined to change the Portfolio’s benchmark index against which the Portfolio compares its performance from the J.P. Morgan Global Government Bond Index (un‑hedged) to the Bloomberg Global Aggregate Index as the Portfolio’s primary index and the Bloomberg Global Aggregate (USD‑Hedged) Index as the Portfolio’s secondary index.
At the meeting, the Board also approved an Advisory Fee Waiver Agreement between SunAmerica and the Trust, on behalf of the Portfolio, which will become effective on the Effective Date. Under the Advisory Fee Waiver Agreement, SunAmerica has contractually agreed to waive a portion of its advisory fee through April 30, 2025, so that the fee payable by the Portfolio to SunAmerica equals 0.73% on the first $50 million, 0.63% on the next $100 million, 0.58% on the next $100 million and 0.53% over $250 million.
The Portfolio intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Portfolio’s name, subadviser, objective, principal investment strategies and techniques, benchmark index and corresponding changes to the Portfolio’s risks. This filing will be subject to review by the SEC and is expected to become effective on or about April 29, 2024 (the “Effective Date”).
On the Effective Date, the following changes to the Summary Prospectus and Prospectus are made:
All references to “SA Goldman Sachs Global Bond Portfolio” are replaced with “SA PIMCO Global Bond Opportunities Portfolio.”
The disclosure in the section of the Summary Prospectus entitled “Principal Investment Strategies of the Portfolio” and the section of the Prospectus entitled “Portfolio Summary: SA Goldman Sachs Global Bond Portfolio – Principal Investment Strategies of the Portfolio” is deleted in its entirety and replaced with the following:
The Portfolio’s investment goal is to seek to maximum total return, consistent with preservation of capital. The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in Fixed Income Instruments and related forwards or derivatives such as options, futures contracts or swap agreements, with similar economic and risk characteristics. “Fixed Income Instruments” include: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non‑U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non‑U.S. governments or their subdivisions, agencies and government-sponsored enterprises; obligations of international agencies or supranational entities; and derivatives on Fixed Income Instruments.
The Portfolio invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”). The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.
The Portfolio will invest in securities that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non‑U.S.) countries. Securities may be denominated in major foreign currencies or the U.S. dollar. The Portfolio will normally hedge its foreign currency exposure (from non‑U.S. dollar denominated securities or currencies) but may tactically seek foreign currency exposure up to 20% of its total assets.
The average portfolio duration normally varies between two and eight years. The Portfolio may also invest up to 10% of its total assets in preferred securities. The subadviser may engage in frequent and active trading of portfolio securities.
The Portfolio is non‑diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.
The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.
In the section of the Summary Prospectus entitled “Principal Risks of Investing in the Portfolio” and the section of the Prospectus entitled “Portfolio Summary: SA Goldman Sachs Global Bond Portfolio – Principal Risks of Investing in the Portfolio,” the risk factors entitled “U.S. Government Obligations Risk,” “Inverse Floaters Risk” and “Country Focus Risk” are deleted in their entirety. Additionally, the following new principal risk factors are added: “Short Sales Risk,” “Junk Bonds Risk,” “Derivatives Risk,” “Hedging Risk,” “When-Issued and Delayed Delivery Transactions Risk,” “Preferred Securities Risk” and “Leverage Risk” are added.
Once the changes to the Portfolio’s subadviser, name, objective, investment strategies and techniques, benchmark index and risks become effective, an updated prospectus reflecting these changes will be made available to shareholders of the Portfolio. The updated prospectus will include additional information about the changes to the Portfolio’s principal investment strategies and techniques, benchmark index and risks. Please read the prospectus carefully.
Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.